Fees Summary	Feb. 13, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 49,640,894.60
Previously Paid Amount	0.00
Total Fee Amount	6,855.41
Total Offset Amount	0.00
Net Fee	$ 6,855.41